1 First Quarter 2026 Earnings Presentation May 6, 2026

2 Disclaimer Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as "may," "can," "should," "will," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target," "goal," "on track," or other similar words, phrases or expressions. These forward-looking statements include future plans for Utz Brands, Inc. (“the Company”), including outlook for fiscal 2026, assumptions for category performance, plans with respect to future repurchases under the Company's stock buyback program, plans related to the transformation of the Company’s supply chain, the Company’s product mix, the Company's expectations regarding its level of indebtedness and associated interest expense impacts; the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of tariffs, inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s projected balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, and the Company’s business and actual results may differ materially. Some factors that could cause actual results to differ include, without limitation: we operate in the highly competitive and increasingly consolidated snack food industry; demand for our products may be adversely affected by changes in consumer preferences and tastes or if we are unable to innovate or market our products effectively; our reputation or brand image might be impacted as a result of issues or concerns relating to the quality and safety of our products, ingredients or packaging, processing techniques, which in turn could negatively impact our operating results; changes in retail distribution arrangements can result in the loss of retail shelf space and disrupt sales of food products, causing our sales to fall; our DTW delivery network system relies on a significant number of brokers, wholesalers and logistics companies, and our DSD network system and regional third-party distributor network relies on a significant number of independent operators and third-party distributors, and such reliance could affect our ability to effectively and profitably distribute and market products, maintain existing markets and expand business into other geographic markets; the evolution of e-commerce retailers and sales channels may adversely affect us; disruption to our manufacturing operations, supply chain or distribution channels could impair our ability to produce or deliver finished products and negatively impact our operating results; our results of operations and profitability may continue to be adversely affected by inflation, including from rising labor costs and the effects of shortages of raw materials, energy, water and other supplies; all of our products must be compliant with laws and regulations promulgated by various governmental authorities, and changes in the legal and regulatory environment, including with respect to the One Big Beautiful Bill Act, could limit our business activities, increase our operating costs, reduce demand for our products or result in litigation or other regulatory action; we may be unable to successfully identify and execute acquisitions or dispositions or to successfully integrate acquisitions or carve out dispositions; the geographic concentration of our markets may adversely impact us if we are unable to effectively diversify the markets in which we participate; we may not be able to attract and retain the highly skilled people we need to support our business; impairment in the carrying value of goodwill or other intangible assets could have an adverse impact on our results; our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products and brands; climate change or legal, regulatory or market measures to address climate change may negatively affect our business and operations or damage our reputation, and liabilities, claims or new laws or regulations with respect to environmental matters could have a significant negative impact on our business; we are subject to increasing focus on ESG issues, including those related to climate change, and any perceived failure by us to meet ESG initiatives may negatively impact our business; our debt instruments contain covenants that impose restrictions on our operations that may adversely affect our ability to operate our business if we fail to meet those covenants or otherwise suffer a default thereunder; we are subject to risks from changes to the trade policies and tariff and import/export regulations by the U.S. and/or other foreign governments; resales of shares of our Class A Common Stock could affect the market price of our Class A Common Stock; we are a holding company dependent upon distributions made by our subsidiaries to pay taxes, make payments under the Company’s Tax Receivable Agreement (the “TRA”) and pay dividends; pursuant to the TRA, we are required to make certain payments to certain noncontrolling interest holders, and those payments may be substantial; Delaware law, our organizational documents and certain other agreements contain certain provisions, including anti- takeover provisions, that limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts; our Certificate of Incorporation designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders; certain of our significant stockholders whose interests may differ from those of our other stockholders have the ability to significantly influence our business and management; and other risks and uncertainties set forth in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 28, 2025 and in the other reports we file with the U.S. Securities and Exchange Commission from time to time. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

3 Disclaimer (cont.) Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted SG&A, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, Adjusted COGS, Modified Free Cash Flow, Adjusted Free Cash Flow and Net Leverage Ratio, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these historical non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. In addition, quantitative reconciliations are not available for the forward-looking GAAP financial measures used in this presentation without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Organic Net Sales, Adjusted EBITDA, Adjusted Earnings Per Share, and Net Leverage Ratio, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Business Overview Howard Friedman Chief Executive Officer

5 Q1’26 Key Business Highlights Delivering on strategies: outgrowing category, margin expansion & improved cash Outgrow Category Organic Net Sales +2.6%; Branded Salty Snacks +5.2% Retail Sales +4.6%, outgrowing category of +2.4%; Power Brands +6.7% Dollar share gains; volume share impacted by prior year Bonus Packs lap Expand Margins Adj. Gross Profit Margin expansion +210bps y/y, fueled by strong productivity Adj. EBITDA +6.2% y/y, driven by Adjusted Gross Margin expansion partially offset by Adjusted SG&A investments Adjusted EBITDA Margin expansion +50bps y/y Accelerate Free Cash Flow Adj. Free Cash Flow improvement of $32.3m versus year ago Net Leverage Ratio of 3.6x, 0.4x reduction versus year ago 2026 OUTLOOK: Reaffirming all aspects of 2026 guidance ✓ ✓ ✓ Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.

6 Q1’26 Financial Performance Solid sales and Adjusted EBITDA growth with lower Adj. EPS as expected Organic Net Sales (in millions) $342.2(1) $352.1 $361.3 Q1'24 Q1'25 Q1'26 +2.6% +2.8% CAGR(2) Adj. EBITDA (in millions) $43.4 $45.1 $47.9 Q1'24 Q1'25 Q1'26 +6.2% +5.1% CAGR(2) Adj. EPS $0.14 $0.16 $0.15 Q1'24 Q1'25 Q1'26 -6.3% +3.5% CAGR(2) Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. (1) Organic net sales excludes the Impact of Dispositions that took place after Q1 2024 (2) Compound annual growth rates referenced are on a two-year basis

Q1'26 Organic Net Sales Bridge

Demonstrating continued volume/mix and price growth ex. Bonus Packs lap

- **Volume/Mix decline of -1.1%**
  - 1.6% Volume/Mix increase ex. Bonus Packs, -2.7% Bonus Packs impact from prior year lap
- **Pricing impact of +3.7%**
  - 1.0% Net Price benefit ex. Bonus Packs, +2.7% Bonus Packs Impact. Driven by targeted price and revenue growth management actions

Q1'26 Organic Net Sales YoY Growth Decomposition


3.7% Total Net Price
-1.1% Total Vol / Mix
1.6%
(2.7%)
2.7%
1.0%
2.6%
Vol / Mix (excl. Bonus Pack)
Vol / Mix
Net Price
Other Net Price
Q1'26 Total Organic Net Sales Growth
Neutral Net Impact of Bonus Pack

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

7

Q1'26 Organic Net Sales Growth Decomposition

Strong Organic Branded Salty Snacks Growth

- **Branded Salty Snacks Organic Net Sales growth of +5.2%,** led by Boulder Canyon®

- **Non-Branded & Non-Salty Net Sales declined 14.3%,** primarily due to Non-Branded, which was impacted by accelerated elimination of low margin items

Net Sales Growth Drivers

(Q1'26 % YoY Change)


Total Company
Branded Salty Snacks
(89% of Net Sales)
Non-Branded & Non-Salty Snacks
(11% of Net Sales)
3.7%
2.6%
-1.1%
4.1%
5.2%
1.1%
0.8%
-15.1%
-14.3%
Volume/Mix
Price
Total

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snacks is defined as Power Four Brands and Other Brands. Power Four Brands consist of the Utz® brand, On The Border®, Zapp's®, and Boulder Canyon®. Other Brands include Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim's Cascade®, Dirty Potato Chips®, TGI Fridays®, Vitner's®, and others.

8

Branded Salty Snacks Net Sales Growth

Multi-year strength in Branded Salty Snacks


Branded Salty Snacks
Quarterly Organic Net Sales Growth
(%YoY Change)
4.7%
2.3%
3.8%
3.1%
4.9%
5.4%
5.8%
2.5%
5.2%
4.9% 3-year CAGR
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snacks is defined as Power Four Brands and Other Brands. Power Four Brands consist of the Utz® brand, On The Border®, Zapp's®, and Boulder Canyon®. Other Brands include but are not limited to Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim's Cascade®, Dirty Potato Chips®, TGI Fridays®, Vitner's® and others.

9

Branded Salty Snacks Portfolio Evolution

Mix shifting ~10 pts in favor of Branded Salty Snacks since 2023

Branded Salty Snacks % of Net Sales



79%
84%
87%
89%
Q1 2023
Q1 2024
Q1 2025
Q1 2026

Q1’26 Organic Net Sales Mix



11%
89%
Branded Salty Snacks
Non-Branded/Non-Salty

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snacks is defined as Power Four Brands and Other Brands. Power Four Brands consist of the Utz® brand, On The Border®, Zapp's®, and Boulder Canyon®. Other Brands include but are not limited to Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim's Cascade®, Dirty Potato Chips®, TGI Fridays®, Vitner's® and others.

10

11 Q1 Retail Dollar & Volume Trends Q1 Volume Growth Impacted by Year Ago Bonus Packs; 2 Year Stack Strong Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/29/26; % YoY change compared to the 13-weeks ended 3/30/25 on a pro forma basis. Utz Retail Sales breakdown is Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/29/26. Salty Category Total Company 2.4% 1.5% 0.9% 0.7% (0.1%) 0.8% 4.6% (3.0%) 7.9% 4.6% 2.7% 2.5% Retail Sales $ Volume (lbs.) Price/lb Retail Sales $ Volume (lbs.) Price/lb Q1 2026 Versus Year Ago Q1 2026 2-Year Stack Growth

Power Four Q1 Retail Performance

Significant Outperformance Versus Category

- **Dollar share gains for total Company** and Power Four Brands, driven by Boulder Canyon®
- Growth led by Expansion Geographies driven by distribution and velocity gains
- Retail Volume impacted by lapping Bonus Packs from prior year, more than offset by price benefit
- Retail price per pound increased due to product mix, Bonus Packs lap, and targeted price and revenue growth management actions



Q1'26 MULO+ w/Convenience YoY Growth
Retail Sales $
2.4%
4.6%
6.7%
Retail Volume (lbs.)
1.5%
-3.0%
-2.3%
Retail Price/lb
0.9%
7.9%
9.2%
Total Salty Category
Total Company
Power Four Brands

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/29/26; % YoY growth compared to the 13-weeks ended 3/30/25 on a pro forma basis.
(1) Measured using MULO+ w/Convenience and Company 1Q'26 internal Net Sales data. May not sum due to rounding

12

Core Geographies Retail Performance

Improved Share Performance in Core vs. Q4'25, Power Four Gained

- Slight dollar share loss in Core Geographies but improved from Q4'25. Volume performance impacted by lapping Bonus Packs from prior year, offset by price benefit
- Dollar and volume share growth in Boulder Canyon®, Golden Flake® Pork Rinds & Utz® Pretzels
- Dollar share gains in On the Border® Tortilla Chips

Q1'26 Core Geographies YoY Retail Growth

Retail Sales $


3.0%
2.7%
4.8%
Total Salty Category
Total Company
Power Four Brands

Retail Volume (lbs.)


1.7%
-4.8%
-3.9%

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/29/26; % YoY growth compared to the 13-weeks ended 3/30/25 on a pro forma basis.

13

Expansion Geographies Retail Performance

Continued Dollar Growth Above Category

- Gained dollar share for total Company and Power Four Brands
- Growth driven by distribution and velocity gains
- Strong dollar growth across Utz® Cheese/Pretzels, Boulder Canyon®, Dirty® Potato Chips and Golden Flake® Pork Rinds
- Retail volume impacted by lapping Bonus Packs from prior year, offset by price benefit

Q1'26 Expansion Geographies YoY Retail Growth



Retail Sales $
2.1%
6.5%
8.9%
Total Salty Category
Total Company
Power Four Brands
Retail Volume (lbs.)
1.4%
-1.3%
-0.6%

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/29/25; % YoY growth compared to the 13-weeks ended 3/30/25 on a pro forma basis.

14

Expansion Geographies Growth by Entry Stage

Continuing strong growth in Expansion Geographies vs. Q1 2025

National Market Share of 4.4%(1)



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI
Recent Expansion
Initial Expansion
Core 6.6%
Market share(1)

Expansion Geographies

~45% of Retail Sales(2)	+6.5% vs. prior yr(1)	3.1% Market share(1)

Initial Expansion Geographies

9 States	+4.3% vs. Q1 prior yr(1)	3.6% Market share(1)

Recent Expansion Geographies

17 States	+10.1% vs. Q1 prior yr(1)	2.6% Market share(1)

Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/29/26.
(1) Circana Total US MULO+ w/convenience Retail Sales, custom Utz Brands hierarchy, 13-weeks ended 3/29/26.

15

16 Q1 2026 Innovation Launches Boulder Canyon Tallow & Flavored Tortillas demonstrating strong early traction • Tapping into strong consumer interest in non- seed fats • Expect to accelerate rollout to more retailers during remainder of 2026 • Launched 4 Flavored Tortillas SKUs in Natural Channel Q1 2026 • Plans to expand to other channels throughout 2026

17 Household Penetration Increasing Household Penetration and Adding Buyers at Strong Repeat Rates Utz Household Penetration Utz Buyers (millions) Total Utz Buyer Repeat Rate Source: Circana Scan Panel Total U.S. All Outlets 52-weeks data through 3/22/26 compared to the 52-weeks ended 3/23/25. Note: Amounts may not sum due to rounding. 2025 2026 49.1% 50.2% 2025 2026 69.4% 70.0% 63.9 65.8 2025 2026 Total Company Salty Snack Category +1.1pts ~flat +1.9M +0.8M +0.6pts ~flat +1.2pts ~flat +2.0M +1.1M ~flat ~flat Latest 52-weeks Vs. Prior Year

Financial Review BK Kelley Chief Financial Officer

Q1'26 Financial Results Summary

- **Organic Net Sales +2.6%**
  - Volume/mix -1.1% and +3.7% price
  - Ex. Bonus Packs, Volume/mix +1.6%. Price +1%
  - Branded Salty Snacks Organic Net Sales +5.2%
- **Adj. Gross Profit Margin expansion of +210bps**
  - Benefits from productivity programs net of inflation
- **Adj. SG&A Expense increase of +13.2%**
  - Marketing increase of 35% y/y, investments in growth, geographic expansion, and capabilities
- **Adj. EBITDA increased 6.2% to $47.9M**
  - Adj. EBITDA Margin increased by 50bps
- **Adj. EPS decrease of 6.3% to $0.15**
  - Higher Adj. EBITDA, offset by higher D&A as contemplated in guidance

In $ millions, except per share amounts	**Q1'26** 13-weeks ended March 29, 2026	**Q1'25** 13-weeks Ended March 30, 2025	**YoY Change**
Net Sales	361.3	352.1	+2.6%
Organic Net Sales	**361.3**	**352.1**	**+2.6%**
Adj. Gross Profit	**111.4**	**101.2**	**+10.1%**
% of Net Sales	*30.8%*	*28.7%*	*+210 bps*
Adj. SG&A Expense	**63.5**	**56.1**	**13.2%**
% of Net Sales	*17.6%*	*15.9%*	*+170 bps*
Adj. EBITDA	**47.9**	**45.1**	**6.2%**
% of Net Sales	*13.3%*	*12.8%*	*+50 bps*
Adj. Net Income	**21.3**	**22.3**	**(4.5%)**
Adj. EPS	**$0.15**	**$0.16**	**(6.3%)**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Amounts may not sum due to rounding.

19

Q1'26 Adj. EBITDA Margin Bridge

- Continued productivity savings across manufacturing/logistics and procurement, partially offset by supply chain costs and inflation
- Price positive given lapping Bonus Packs from prior year and targeted price and revenue growth management actions
- Higher marketing spend to support continued Branded Salty Snacks growth, 35% y/y increase
- Higher SG&A Expense primarily to support capabilities and distribution growth in Expansion Geographies

Q1'26 Adjusted EBITDA Margin Change Decomposition


12.8%
0.2%
1.0%
4.2%
(3.5%)
(0.5%)
(0.9%)
13.3%
Q1 '25
Vol/Mix
Price
Productivity Savings(1)
Other Supply Chain Costs(2)
Marketing Expense
Selling & Admin Expense
Q1 '26

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Amounts may not sum due to rounding.
(1) Represents savings realized during 1Q'26 as a % of prior year Net Sales.
(2) Including investments in expansion and y/y inflation

20

Q1'26 Cash Flow & Balance Sheet Highlights

- **Cash flow used in operations** reflects seasonal working capital build
- **Capital investments** moderating as planned
- **Ample liquidity** of ~$196.1M as of March 29, 2026[6]
- **Net Leverage Ratio** of 3.6x, better by 0.4x versus year ago

Cash Flow Highlights *13-Weeks Ended March 29, 2026*

Net Cash Provided By Operations	**($12.2M)**
Capital Expenditures	**$13.8M**
Adjusted Free Cash Flow[1]	**($25.9M)**
Dividends and Distributions Paid[2]	**$9.7M**

Balance Sheet Highlights *As of March 29, 2026*

Cash and Cash Equivalents	**$73.7M**
Gross Debt[3]	**$854.0M**
Net Debt[4]	**$780.3M**
Net Leverage Ratio[5]	**3.6x**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) GAAP cash flow from operations less capital expenditures plus proceeds from asset sales.
(2) Includes $3.5M of distributions to non-controlling interest holders and $0.7M of dividend equivalents on equity awards.
(3) Includes Term Loan B, Real Estate Loan, ABL Facility, Equipment Loans, and Finance Leases. Excludes amounts related to guarantees on IO loans which are collateralized by routes. The Company has the ability to recover substantially all of the outstanding IO loan value in the event of a default scenario, which historically has been uncommon.
(4) Reflects Gross Debt less Cash.
(5) Net Leverage Ratio is a Non-GAAP financial measure and is Net Debt divided by trailing twelve months Adjusted EBITDA.
(6) Includes cash on hand of $73.7 million and $122.4 million available under the Company's revolving credit facility.

21

Adjusted Free Cash Flow Improving Sharply

Improved Cash from Operations and lower CapEx versus year ago

Adj. Free Cash Flow Decomposition Y/Y ($ millions)



Cash from Ops
CapEx
Proceeds from Sales of P&E
Adjusted FCF
-$20.2
-$12.2
-$38.8
-$13.8
$0.8
$0.1
-$58.2
-$25.9
2025
2026

Adj. FCF Improvement

+$32.3M

Key Drivers:

Net working capital improvement versus year ago benefited Cash Flow from Operations

CapEx normalizing from exiting capital-intensive phase of Supply Chain Transformation

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

22

Reaffirming 2026 Outlook

Metric	Guidance Range	Key Assumptions
Organic Net Sales Growth	**+2% to 3%**	**Assumes flat category at midpoint.** Continued Branded Salty Snacks growth, particularly the Power Four Brands, California expansion launch late Q1 2026. **Excludes 53rd week.**
Productivity % of Adj. COGs	**~4%**	Includes higher base of Adjusted COGS due to Q4 2025 reclassification of delivery and certain DSD network costs.
Adj. EBITDA Growth	**+5% to 8%**	Adjusted EBITDA margin expansion , fueled by productivity of ~4% (Adjusted COGS) and product mix, partially offset by inflation and modest reinvestment. Includes $4m-$6m to support California launch. **Includes 53rd week.**
Adj. EPS Growth	**(3%) to (6%)**	Adj. EPS impacted by ~$13m of higher D&A, higher interest and an increased tax rate. The impact of higher D&A, interest and tax rate estimated to be approximately ~12c at midpoint of guidance ranges in 2026. Long-term, Adj. EPS is expected to grow in-line with Adj. EBITDA, excluding buybacks. **Includes 53rd week.**
Adjusted Free Cash Flow	**$60M-$80M**	Assumes lower capex, substantial decline in transformation and restructuring costs, and sales of certain excess real estate. **Adjusted Free Cash Flow defined as Cash Flow From Operations Less Capex + Net Sales of Property & Equipment.**
53rd Week		**53rd week in Q4 2026** will benefit Reported Net Sales by ~$20m, Adj. EBITDA by ~$3m, and Adj. EPS by ~2¢.

Note: Quantitative reconciliations are not available for the forward-looking Non-GAAP financial measures used herein without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Organic Net Sales, Adjusted EBITDA, Net Leverage Ratio, normalized GAAP basis tax expense, excluding one-time items, and Adjusted Earnings Per Share, Adjusted Free Cash Flow, and Adjsuted COGS, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

23

Reaffirming 2026 Outlook

Additional Outlook Assumptions:	Guidance Range	Key Assumptions
Depreciation & Amortization	**$93M-$97M**	~$13m increase (at midpoint) in D&A from prior year due to 2025 capital projects in service for entirety of 2026.
Effective Normalized Tax Rate[(1)]	**17%-19%**	Tax rate increase vs. ~16% prior year due to discrete 2025 tax benefits.
Interest Expense	**$47M-$49M**	Higher costs associated with new Term Loan B swap at higher rates. Assumes no paydown of Term Loan B.
Capital Expenditures	**$60M-$65M**	Substantial normalization with ~20% allocated to maintenance and ~80% allocated to productivity/cost savings and select growth initiatives.
Net Leverage Ratio	**3.0x-3.2x**	Adj. EBITDA growth and accelerated cash generation.

Note: Quantitative reconciliations are not available for the forward-looking Non-GAAP financial measures used herein without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Organic Net Sales, Adjusted EBITDA, Net Leverage Ratio, normalized GAAP basis tax expense, excluding one-time items, and Adjusted Earnings Per Share, Adjusted Free Cash Flow, and Adjusted COGS, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

24

Appendix

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 26

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 27

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 28

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 29

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 30

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 31

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 32

Appendix Additional Reconciliations as Previously Disclosed

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 34

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 35

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 36

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 37

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 38

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 39

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 40

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 41

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 42